UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2016

MICROSEMI CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-8866	95-2110371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Enterprise, Aliso Viejo, California	92656
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code
(949) 380-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 6, 2016, Microsemi Corporation (the “Company”) appointed Kimberly Alexy to its Board of Directors (the “Board”), effective immediately. Concurrent with her appointment as a director, Ms. Alexy was appointed to the Compensation Committee and the Governance and Nominating Committee of the Board. There are no arrangements or understandings between Ms. Alexy and any other person pursuant to which Ms. Alexy was appointed to serve on the Board. Ms. Alexy has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Ms. Alexy will receive compensation for her services as a director in accordance with the Company’s standard compensation program for non-employee directors, which is summarized in Exhibit 10.12 to the Company’s Annual Report on Form 10-K for its fiscal year ended September 28, 2014, as filed with the Securities and Exchange Commission (“SEC”) on November 13, 2014.

In connection with the appointment, the Company will enter into an indemnification agreement with Ms. Alexy, the terms of which are identical in all material respects to the form of indemnification agreement that the Company has previously entered into with each of its directors, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K as filed with the SEC on September 3, 2008.

Item 7.01	Regulation FD Disclosure.
The Company issued a press release on September 7, 2016, announcing the appointment of Ms. Alexy to the Board. The press release making this announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued by Microsemi Corporation on September 7, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROSEMI CORPORATION (Registrant)

September 7, 2016	By:	/s/ John W. Hohener
John W. Hohener Executive Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Microsemi Corporation on September 7, 2016